Exhibit 10.1

Execution

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of May 16, 2016 is made by and among STAPLES, INC., a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A. (“Bank of America”), in its capacity as administrative agent for the Lenders (defined below) (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto.  Capitalized terms used but not otherwise defined herein have the respective meanings ascribed to them in the Credit Agreement as defined below.

W I T N E S S E T H:

WHEREAS, the Borrower, Bank of America, as Administrative Agent, as the lender of Swing Line Loans and as an Issuing Bank, Barclays Bank PLC and HSBC Bank USA, National Association, as Issuing Banks and the lenders from time to time party thereto (collectively, the “Lenders”) have entered into that certain Credit Agreement dated as of May 31, 2013 (as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”), pursuant to which the Lenders have made available to the Borrower a revolving credit facility, including a letter of credit facility and a swing line facility; and

WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that it desires to amend certain provisions of the Credit Agreement, and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendments on the terms and conditions contained in this Amendment;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                    Amendments to Credit Agreement.  Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a)                                 The following definitions are added to §1.1 in the proper alphabetical order:

“Amendment No. 1 Effective Date.  May 16, 2016.”

“ODP Transaction.  The merger of Office Depot, Inc., a Delaware corporation (“ODP”), Staples AMS, Inc., a Delaware corporation and a wholly owned Subsidiary of the Borrower, with ODP surviving the merger as a wholly owned Subsidiary of the Borrower, pursuant to that certain Agreement and Plan of Merger, dated as of February 4, 2015, among ODP the Borrower and Staples AMS, Inc.”

(b)                                 The definition of “Consolidated EBIT” in §1.1 is deleted in its entirety and the following is inserted in lieu thereof:

“Consolidated EBIT.  For any period, consolidated net income (or deficit) of the Borrower and its Subsidiaries, after deducting all expenses and other proper charges other than interest expense, taxes and any noncash nonrecurring charges, and excluding, without duplication, (a) all extraordinary and nonrecurring items of (i) income or (ii) cash losses in an aggregate amount not to exceed $100,000,000 on a cumulative basis from the Amendment No. 1 Effective Date, as determined in accordance with GAAP, (b) all income or loss from any corporation, partnership, limited liability company, joint venture or other entity in which the Borrower or any of its Subsidiaries holds not more than a fifty percent (50%) ownership interest, as determined in accordance with GAAP and (c) termination fees and related expenses incurred by the Borrower in connection with the termination of ODP Transaction in an aggregate amount not to exceed $300,000,000 on a cumulative basis, as determined in accordance with GAAP; provided that there shall be further excluded in calculating consolidated net income (or deficit) for purposes of this definition, without duplication, any noncash (x) losses attributable to the use of a fair value methodology for recognition and measurement of impairment of goodwill not identified with impaired assets in accordance with Accounting Standards Codification 350, (y) Accounting Standards Codification 505 and 718 expenses and (z) any net after-tax gains or losses attributable to the early extinguishment of Indebtedness, including any write-off of debt issuance costs incurred in connection with the closing of this Credit Agreement.”

2.                                      Conditions Precedent.  The effectiveness of this Amendment and the amendments to the Credit Agreement herein provided are subject to the satisfaction of the following conditions precedent (the first date on which such conditions have been satisfied, the “Amendment Effective Date”):

(a)                                 the Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:

(i)                                     one or more counterparts of this Amendment, duly executed by the Borrower, the Administrative Agent and the Required Lenders;

(ii)                                  a certificate of a duly authorized officer of the Borrower stating that the transactions contemplated pursuant to the Agreement and Plan of Merger, dated as of February 4, 2015, among Office Depot, Inc., the Borrower and Staples AMS, Inc. were terminated, provided that if such certificate is not received by the Administrative Agent on or before February 4, 2016, this Amendment shall not be effective; and

2

(iii)          such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Administrative Agent shall reasonably require; and

(b)                                 all legal fees and expenses of the Administrative Agent’s Special Counsel in connection with this Amendment shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

3.                                      Representations and Warranties.  In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a)                                 After giving effect to this Amendment, (i) the representations and warranties contained in §5 of the Credit Agreement and in each other Loan Document are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of §5.4 of the Credit Agreement shall be deemed to refer to the most recent consolidated balance sheet and the related consolidated statements of income and cash flows furnished pursuant to subsections (a) and (b), respectively, of §6.4 of the Credit Agreement, and (ii) no Default exists.

(b)                                 Since January 31, 2015, there has been no change in the operations, business, properties, assets or financial condition of the Borrower and its Subsidiaries as shown on or reflected in such consolidated balance sheet or the consolidated statements of income and cash flows for the fiscal year then ended, other than changes that could not reasonably be expected to have a materially adverse effect on the business, assets or financial condition of the Borrower and its Subsidiaries taken as a whole.

(c)                                  This Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.

4.                                      Entire Agreement.  This Amendment constitutes a Loan Document and, together with all other Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to any other party in relation to the subject matter hereof or

3

thereof.  None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with §24 of the Credit Agreement.

5.                                      Full Force and Effect of Agreement.  Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

6.                                      Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other electronic imaging means (e.g., “pdf” or “tif”) will be effective as delivery of a manually executed counterpart of this Amendment.

7.                                      Governing Law.  This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State and shall be further subject to the provisions of §19 and §23 of the Credit Agreement.

8.                                      Enforceability.  Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

9.                                      References.  All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

10.                               Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each of the Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in §17.2 of the Credit Agreement.

11.                               FATCA.  Solely for purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

12.                               No Waiver.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

[Signature pages follow.]

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Credit Agreement to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

STAPLES, INC.

By:	/s/ Christine T. Komola
	Name:	Christine T. Komola
	Title:	Executive Vice President and Chief Financial Officer

Staples, Inc.

Amendment No. 1

Signature Page

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Liliana Claar
	Name:	Liliana Claar
	Title:	Vice President

Staples, Inc.

Amendment No. 1

Signature Page

BANK OF AMERICA, N.A., as an Issuing Bank, lender of Swing Line Loans and a Lender

By:	/s/ Katherine Hurley
	Name:	Katherine Hurley
	Title:	Assistant Vice President

Staples, Inc.

Amendment No. 1

Signature Page

Barclays Bank PLC, as a Lender

By:	/s/ Christine Aharonian
	Name:	Christine Aharonian
	Title:	Vice President

Staples, Inc.

Amendment No. 1

Signature Page

HSBC BANK USA, N. A., as a Lender

By:	/s/ Catherine Dong
	Name:	Catherine Dong
	Title:	Vice President

Staples, Inc.

Amendment No. 1

Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Lauren Baker
	Name:	Lauren Baker
	Title:	Vice President

Staples, Inc.

Amendment No. 1

Signature Page

Wells Fargo Bank, N.A., as a Lender

By:	/s/ Tom Molitor
	Name:	Tom Molitor
	Title:	Managing Director

Staples, Inc.

Amendment No. 1

Signature Page

Citibank, N.A., as a Lender

By:	/s/ Dina Garthwaite
	Name:	Dina Garthwaite
	Title:	Vice President

Staples, Inc.

Amendment No. 1

Signature Page

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Virginia Cosenza
	Name:	Virginia Cosenza
	Title:	Vice President

By:	/s/ Heidi Sandquist
	Name:	Heidi Sandquist
	Title:	Director

Staples, Inc.

Amendment No. 1

Signature Page

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

Staples, Inc.

Amendment No. 1

Signature Page

PNC Bank, National Association as a Lender

By:	/s/ Michael A. Richards
	Name:	Michael A. Richards
	Title:	Senior Vice President

Staples, Inc.

Amendment No. 1

Signature Page

SANTANDER BANK, N.A., as a Lender

By:	/s/ William Maag
	Name:	William Maag
	Title:	Managing Director

Staples, Inc.

Amendment No. 1

Signature Page

U.S. Bank National Association, as a Lender

By:	/s/ Mark D. Rodgers
	Name:	Mark D. Rodgers
	Title:	Vice President

Staples, Inc.

Amendment No. 1

Signature Page

NATIONAL AUSTRALIA BANK LTD, as a Lender

By:	/s/ Courtney Cloe
	Name:	Courtney Cloe
	Title:	Director

Staples, Inc.

Amendment No. 1

Signature Page

Sumitomo Mitsui Banking Corp., as a Lender

By:	/s/ David Kee
David Kee
Managing Director

Staples, Inc.

Amendment No. 1

Signature Page

The Bank of Nova Scotia, as a Lender

By:	/s/ Mauricio Saishio
	Name:	Mauricio Saishio
	Title:	Director

Staples, Inc.

Amendment No. 1

Signature Page

Westpac Banking Corporation, as a Lender

By:	/s/ Su-Lin Watson
	Name:	Su-Lin Watson
	Title:	Director

Staples, Inc.

Amendment No. 1

Signature Page